Annual Report


              PERSONAL
              STRATEGY
              FUNDS
              ------------
              May 31, 1997
              ------------


[LOGO OF T. ROWE PRICE APPEARS HERE]


 T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
 . The past six months were good to stock investors, but high-quality bonds turned in lackluster performances as interest rates rose.

 . The Personal Strategy Funds provided strong returns, although they trailed their benchmarks primarily because of an overweighting in foreign stock holdings, which lagged domestic stocks in dollar terms.

 . Because of its heavy component of stocks, Personal Strategy Growth Fund returned 7.49% for the six months; the Balanced Fund was next with 6.10%; and the Income Fund third with 4.36%. Annual returns were 19.89%, 17.21%, and 14.70%, respectively.

 . The funds' sector weightings shifted slightly toward bonds at the expense of equities because of full stock valuations.

 . We expect a continuation of the favorable environment for stocks and bonds and will increase stock exposure when values appear more reasonable.

FELLOW SHAREHOLDERS

The six months ended May 31, 1997, were particularly rewarding for investors in large-capitalization stocks, while smaller-cap investors experienced volatility but also realized solid returns. The performance of high-quality bonds was generally subdued as interest rates rose. The Personal Strategy Growth Fund, with its high component of equities, posted the strongest return for the period, with the Balanced and Income Funds following in that order.



       MARKET ENVIRONMENT

                  Despite a setback in March, the stock market continued to generate stellar returns. Large-cap stocks, measured by the Standard & Poor's 500 Stock Index, returned 13.15% during the past six months and 29.42% for the 12 months ended May 31. The technology-laden Nasdaq Composite was less robust but still strong, with returns of 8.33% and 12.62% for the respective periods. Equities continued to be driven by a combination of favorable factors, including solid economic growth accompanied by tame inflation and rising corporate profits.

                  The economy gained momentum in the first quarter of 1997. Consumer spending was strong, sentiment high, and unemployment fell below 5% to its lowest level in more than two decades. The Federal Reserve, fearing a possibly overheating economy, raised the federal funds rate in March from 5.25% to 5.5% in hopes of restraining economic growth to a more sustainable pace. Bond prices fell along with stocks initially but improved afterward when investors realized inflation


[INTEREST RATE LEVELS CHART APPEARS HERE]

Interest Rate Levels

            30-year     5-year      90-day

5/31/96      6.93        6.55        5.03
             7.02        6.63        5.10
             6.94        6.52        5.20
8/31/96      7.03        6.60        5.07
             6.95        6.48        5.18
             6.71        6.15        5.04
11/30/96     6.41        5.90        5.03
             6.58        6.12        4.92
             6.89        6.36        5.06
2/28/97      6.75        6.31        5.01
             7.00        6.66        5.26
             6.98        6.62        5.22
5/31/97      6.99        6.60        5.03
                  was still under control. Longer-term interest rates rose on balance during the past few months, dampening the returns of high-quality securities in particular, but rates rose only to their levels of a year ago.

                  Most international stock markets, with the exception of Japan and several other Asian countries, posted strong results in local currency terms; however, the strength of the U.S. dollar versus many foreign currencies trimmed results for U.S. investors. Major international bond markets performed mostly in line with their U.S. counterparts, while emerging market bonds retreated from their exuberant pace of the past 18 months.

THE COMMITTEE TOOK A SLIGHTLY DEFENSIVE POSTURE IN FEBRUARY. . .

       PERFORMANCE AND STRATEGY REVIEW

                  The funds' investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee took a slightly defensive posture in February by trimming the allocation to stocks and increasing exposure to bonds. It continued to overweight international and domestic growth stocks while underweighting domestic value stocks. In the bond area, the committee underweighted fund exposure to foreign bonds, while slightly overweighting both high-yield (which have been outperforming high-quality bonds) and investment-grade bonds. The committee maintained a minimal position in cash equivalents.


       PERSONAL STRATEGY INCOME FUND

                  This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% bonds, 40% stocks, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

                  We slightly changed the mix of securities in the portfolio during the past six months, raising the bond allocation one percentage point to 49%, reducing stock exposure from 42% to 40%, and moving from a 10% to an 11% weighting in money market securities -- just above the minimum amount allowed. In the fixed income area, we held a fairly high level of both high-yield and investment-grade securities and

[ASSET ALLOCATION PIE CHART APPEARS HERE]

----------------
ASSET ALLOCATION
----------------
Personal Strategy Income Fund

Bonds             49%
Stocks            40%
Money Markets     11%

Based on net assets as of 5/31/97.

                  underweighted foreign bonds, since we believe the U.S. dollar may resume its upward march against foreign currencies. The portfolio's component of domestic high-yield bonds helped performance, since lower-rated securities outperformed high-quality bonds during the past year.

                  In the equity arena, we maintained the fund's heavy allocation to foreign stocks. We have a positive outlook regarding the potential for growth in international markets, which we expect to more than offset any losses due to a strong dollar. European economies continue on the upswing, and we believe the Japanese economy has seen its worst. Among domestic stocks we favored growth over value companies, as we have for the past several months in the belief that the former offer the best potential for capital appreciation at this stage of the economic cycle.

[PERFORMANCE COMPARISON CHART APPEARS HERE]

----------------------
PERFORMANCE COMPARISON
----------------------

Periods Ended 5/31/97              6 Months              12 Months
--------------------------------------------------------------------
Personal Strategy
Income Fund                         4.36%                  14.70%
 ....................................................................
Combined Index Portfolio*           6.11                   15.89
 ....................................................................

* An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers Aggregate Bond Index), and 20% money market securities (90-day Treasury Bills).

                  Your fund's returns were respectable for the 6- and 12-month periods ended May 31, although they trailed the benchmark because of the fund's underweighting in domestic stocks and overweighting in foreign stocks.


       PERSONAL STRATEGY BALANCED FUND

                  The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash -- with 10-percentage-point variations permitted for each asset class. This asset allocation structure offers higher risk but also a higher potential return than the Income Fund.

[ASSET ALLOCATION PIE CHART APPEARS HERE]

----------------
ASSET ALLOCATION
----------------
Personal Strategy Balanced Fund

Stocks            58%
Bonds             38%
Money Markets      4%

Based on net assets as of 5/31/97.

                  On May 31, your fund had 58% of its assets in stocks compared with 61% at the end of November, 38% in bonds (three percentage points more than in November), and the remaining 4% in cash reserves. We overweighted both investment-grade and high-yield bonds and underweighted foreign bonds, for the reasons mentioned previously. Our preference for growth stocks over value stocks in the domestic equities market is reflected in our top five stock holdings, which include Great Lakes Chemical, Dow Chemical, and SBC Communications.

                  On the international equities front, we maintained a maximum exposure to foreign stocks, which unfortunately did not perform as well as their domestic counterparts in U.S. currency terms during the past six months.

                  Your fund's returns for the 6- and 12-month periods ended May 31, 1997, were reasonably strong but lagged the Combined Index Portfolio shown in the table because of the fund's lower component of domestic stocks and relatively high foreign stock allocation.

[PERFORMANCE COMPARISON CHART APPEARS HERE]
----------------------
PERFORMANCE COMPARISON
----------------------

Periods Ended 5/31/97                6 Months   12 Months
--------------------------------------------------------------------------------
Personal Strategy
Balanced Fund                         6.10%       17.21%
 ................................................................................

Combined Index Portfolio *            8.39        20.43
 ................................................................................

* An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers Aggregate Bond Index), and 10% money market securities (90-Day Treasury Bills).

       PERSONAL STRATEGY GROWTH FUND

                  Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point variations permitted. As of

[ASSET ALLOCATION PIE CHART APPEARS HERE]

----------------
ASSET ALLOCATION
----------------
Personal Strategy Growth Fund

Stocks            77%
Bonds and         23%
Money Markets     38%

Based on net assets as of 5/31/97.


                  May 31, 1997, the fund's allocation was 77% stocks and 23% bonds and cash equivalents.

                  The allocation shown in the chart represents a two-percentage-point shift away from stocks and toward fixed income securities since November. The fund's five largest stock holdings include Standard & Poor's Depository Receipts, otherwise known as SPDR Trust or "Spiders," which are a publicly traded proxy for S&P 500 stocks. Rounding out the top five are Delta, Great Lakes Chemical, Dow Chemical, and St. Paul Companies, reflecting our bias toward growth over value stocks at this advanced stage of the economic cycle.

                  As in the other funds, we maintained a relatively high exposure to investment-grade and high-yield securities and low exposure to foreign bonds. We also held a high component of foreign stocks at the expense of domestic stocks. Since international equities failed to keep pace with their domestic brethren in U.S. dollar terms, fund performance trailed the benchmark portfolio shown in the table during the last six and 12 months. However, your fund's absolute returns were respectable, and we continue to believe that our foreign stock holdings have good potential for capital growth in the months ahead.
[PEFORMANCE COMPARISON CHART APPEARS HERE]
----------------------
PERFORMANCE COMPARISON
----------------------

  Periods Ended 5/31/97                6 Months   12 Months
--------------------------------------------------------------------------------
  Personal Strategy
  Growth Fund                           7.49%       19.89%
 ................................................................................

  Combined Index Portfolio *           10.67        25.05
 ................................................................................

  * An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers Aggregate Bond Index).


       OUTLOOK

                  Strong economic growth motivated the Federal Reserve to raise the federal funds rate a quarter-point in March. Since then, the Fed has held rates steady, possibly anticipating slower growth ahead. The bond market has stabilized, with the 30-year Treasury bond yield under 7%. The possibility remains that the Fed will tighten further, but we do not expect a significant shift in bond yields from current levels. The domestic stock market continued to climb through the end of May, and even with the labor market as tight as it has been, corporations have yet to experience the higher labor costs that could hurt earnings.

    . . . WE WOULD LIKE TO CAUTION INVESTORS THAT THERE COULD BE SIGNIFICANT
                                CORRECTIONS . . .

                  Although we believe many stocks are highly valued, the domestic market appears on track to generate solid returns for the year. However, once again we would like to caution investors that there could well be significant corrections along the way. Overseas, world economies continue to recover, and Japan seems to have emerged from its long period of stagnation. A possible postponement of EMU or an easing of the financial restraints required for membership could bolster growth in some European economies. Overall, we expect international markets to provide sound investment opportunities in coming months.

                  The Personal Strategy Funds are carefully diversified, which should serve investors well over time. We anticipate a continuation of the favorable environment for stocks and bonds and will look for opportunities to increase each fund's equity exposure when valuations appear more reasonable, in our view.



                  Respectfully submitted,

                  /s/ Peter Van Dyke

                  Peter Van Dyke
                  President and Chairman of the Investment Advisory Committee

                  June 20, 1997

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

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------

  PORTFOLIO OVERVIEW

                                   Percent of                                         Percent of
                                   Net Assets                                         Net Assets
                                      5/31/97                                            5/31/97
Personal Strategy Income Fund
-------------------------------------------------------------------------------------------------
Money Market Securities              11.1%       Stocks                         39.9%
 .................................................................................................
                                                 Five Largest Holdings:
Bonds                                49.0%       Delta                           0.5
 .................................................................................................
      Treasuries/Agencies             5.1        Great Lakes Chemical            0.5
 .................................................................................................
      Mortgage-Backed                13.2        Dow Chemical                    0.5
 .................................................................................................
      Corporate                      26.5        Corning                         0.5
 .................................................................................................
      Foreign                         4.2        St. Paul Companies              0.5
 .................................................................................................


Personal Strategy Balanced Fund
-------------------------------------------------------------------------------------------------
Money Market Securities               4.1%       Stocks                         58.6%
 .................................................................................................
                                                 Five Largest Holdings:
Bonds                                37.3%       Delta                           0.8
 .................................................................................................
      Treasuries/Agencies             3.0        Great Lakes Chemical            0.8
 .................................................................................................
      Mortgage-Backed                12.5        Dow Chemical                    0.7
 ................................................................................................
      Corporate                      18.4        SBC Communication               0.7
 ................................................................................................
      Foreign                         3.4        St. Paul Companies              0.7
 ................................................................................................


Personal Strategy Growth Fund
-------------------------------------------------------------------------------------------------
Money Market Securities               2.3%       Stocks                         77.1%
 .................................................................................................
                                                 Five Largest Holdings:
Bonds                                20.6%       SPDR Trust                      3.0
 ...............................................................................................
      Treasuries/Agencies             2.1        Delta                           1.1
 ...............................................................................................
      Mortgage-Backed                 4.9        Great Lakes Chemical            1.0
 ...............................................................................................
      Corporate                      11.7        Dow Chemical                    1.0
 ...............................................................................................
      Foreign                         1.9        St. Paul Companies              0.9
 ...............................................................................................

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------



----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[LINE GRAPH APPEARS HERE]
PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                  Combined Index Portfolio  $14,809
                  (40% Stocks, 40% Bonds,               Personal Strategy
                  20% Money Markets)                    Income Fund  $14,741
7/29/94           10,000                                10,000
11/94              9,973                                 9,939
5/95              11,239                                11,290
11/95             12,214                                12,338
5/96              12,779                                12,852
11/96             13,956                                14,125
5/97              14,809                                14,741

[LINE GRAPH APPEATS HERE]
PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                  Combined Index Portfolio  $16,376
                  (60% Stocks, 30% Bonds,               Personal Strategy
                  10% Money Markets)                    Balanced Fund  $15,812
7/29/94           10,000                                10,000
11/94              9,974                                 9,969
5/95              11,484                                11,435
11/95             12,728                                12,710
5/96              13,599                                13,490
11/96             15,109                                14,904
5/97              16,376                                15,812

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
----------------------

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

 As of 5/31/97

           Combined Index    Personal Strategy
              Portfolio         Growth Fund
7/29/94         10,000             10,000
11/94            9,974             10,010
5/95            11,732             11,565
11/95           13,258             13,111
5/96            14,464             14,205
11/96           16,344             15,844
5/97            18,087             17,030

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                      Since       Inception
  Periods Ended 5/31/97                                     1 Year   Inception       Date
---------------------------------------------------------------------------------------------
  Personal Strategy Income Fund                             14.70%     14.65%      7/29/94
 .............................................................................................
  Personal Strategy Balanced Fund                           17.21      17.52       7/29/94
 .............................................................................................
  Personal Strategy Growth Fund                             19.89      20.63       7/29/94
 .............................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days a
week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance with your
existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Personal Strategy Funds.

Investor Centers:
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T. Rowe Price Investment Services, Inc., Distributor.